                       EMPLOYMENT AGREEMENT


     This Employment Agreement is made this 29th day of July, 1997, between Thomas Polis ("Employee"), Communications Construction
Group, Inc. ("Employer") and Dycom Industries, Inc. ("Dycom").

     1. Employment and Board of Directors. Subject to the terms and conditions hereof, Employer hereby agrees to continue to employ employee as Employer's Executive Vice President to perform such specific duties and have such responsibilities as Employer's Board of Directors may from time to time establish; provided, however, that such duties shall be consistent with the duties and responsibilities typically accorded to an executive vice president. Employee hereby accepts continued employment by Employer as Executive Vice President of Employer, subject to the terms and conditions hereof, and agrees to continue to devote his full time and attention to his duties hereunder, to the best of his abilities consistent with prior practice. The Board of Directors of Employer shall be four (4) in number, consisting of Employee, George Tamasi, Thomas R. Pledger and Steven E. Nielsen, who shall each have one
(1) vote.

     2. Term of Employment. Employee's employment pursuant to this Employment Agreement shall commence on the date hereof and shall terminate upon the earlier of (a) termination pursuant to paragraph 5 hereof or (b) five (5) years from the date hereof, unless terminated by mutual agreement of the parties hereto after the first three years (3) of employment.

     3.   Compensation, Benefits and Expenses.
          (a) At the commencement of this Employment Agreement, Employee shall be paid a base annual salary of $260,000. Payment will be made on the regularly scheduled pay dates of the Employer, subject to all appropriate withholdings or other deductions required by law or by Employer's established policies applicable to all employees of the Employer. Employer may increase Employee's salary at Employer's sole discretion, but shall not reduce such salary below the rate established by this Employment Agreement without Employee's written consent.




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          (b)  During the term of employment, Employer shall
provide Employee with all the benefits and perquisites, without limitation, that Employee received from Employer prior to its acquisition by Dycom.
          (c) In addition to any other compensation payable to Employee pursuant to this Employment Agreement, Employee during the term of this Employment Agreement may be paid an annual bonus as determined by and within the sole discretion of Dycom's Board of Directors.
          (d) Employee's services hereunder shall be performed at the principle offices of the Employer in West Chester, Pennsylvania and West Palm Beach, Florida, subject to such reasonable travel as the performance of Employee's duties and the business of Employer may require consistent with prior practice.
          (e) In addition to compensation payable to Employee as described above, Employee shall be entitled to participate in all employee benefit plans or programs of Employer as are available to management employees of Employer generally and such other benefit plans or programs as may be specified by the Employer's Board of Directors, including any stock options that may be granted by the Board of Directors of Dycom. Employer hereby waives Employee's waiting period for eligibility under its medical benefits plan.
          (f) On a timely basis, Employer shall reimburse Employee for such reasonable out-of-pocket expenses as Employee may incur for and on behalf of the furtherance of Employer's business, provided that Employee submits to Employer satisfactory documentation or other support for such expenses in accordance with Employer's expense reimbursement policy.

     4.   Covenants of Employee.
          (a) During the term of this Employment Agreement, Employee shall not directly or indirectly engage in any business, whether as a proprietor, partner, joint venturer, employer, agent, employee, consultant, officer or beneficial or record owner of more than one percent of the stock of any corporation or association of any nature which is competitive to the business conducted by Employer, Dycom, or any of Dycom's other wholly owned subsidiaries.
          (b) During the term of this Employment Agreement, Employee will not divulge or appropriate to Employee's own use or to the use of others any trade secrets or confidential information or confidential knowledge pertaining in any to the business of Employer, Dycom or any of Dycom's other wholly owned subsidiaries.
          (c) In the event Employee breaches this Employment Agreement or if Employee's employment is terminated pursuant to paragraph 5(a) of this Employment Agreement, and Employer and/or Dycom has not breached this Employment Agreement or any other
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agreement with Employee, Employee separately agrees, being fully aware that the performance of this Employment Agreement is important to preserve the present value of the property and business of Employer and Dycom, that for the greater of (i) twelve
(12) calendar months following the date of such termination or (ii) the unexpired portion of the first three (3) years of this Employment Agreement, Employee shall not directly or indirectly engage in any business, whether as proprietor, partner, joint venturer, employer, agent, employee, consultant, officer or beneficial or record owner of more than one percent of the stock of any corporation or association of any nature which is competitive to the business conducted by Employer or any of Dycom's other wholly owned subsidiaries in the current geographical service area of Employer or in any other geographical service area of Employer or any of Dycom's other wholly owned subsidiaries during the term of Employee's employment. Within such geographical service areas and during such non-compete period, Employee shall not solicit or do business competitive to the business conducted by Employer or any of Dycom's other wholly owned subsidiaries, with any customers, partners or associates of Employer or any of Dycom's other wholly owned subsidiaries.
          (d) Employee agrees that the breach by Employee of any of the foregoing covenants is likely to result in irreparable harm, directly or indirectly, to Employer and Dycom. Employee, therefore, consents and agrees that if Employee violates any of such covenants, Employer and Dycom shall be entitled, among and in addition to any other rights or remedies available under this Employment Agreement or at law or in equity, to temporary and permanent injunctive relief to prevent Employee from committing or continuing a breach of such covenants.
          (e) It is the desire, intent and agreement of Employee, Employer and Dycom that the restrictions placed on Employee by this paragraph 4 be enforced to the fullest extent permissible under the law and public policy applied by any jurisdiction in which enforcement is sought. Accordingly, if and to the extent that any portion of this paragraph 4 shall be adjudicated to be unenforceable, such portion shall be deemed amended to delete therefrom or to reform the portion thus adjudicated to be invalid or unenforceable, such deletion or reformation to apply only with respect to the operation of such portion in the particular jurisdiction in which such adjudication is made.
          (f) Any controversy or claim arising out of or relating to this Employment Agreement shall be settled by arbitration in Philadelphia County, Pennsylvania, in accordance with the rules then in effect of the American Arbitration Association, and judgment upon the award rendered may be entered in any court having
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jurisdiction thereon.  The arbitrator(s) shall have the right and ability to award attorneys' fees to the prevailing party in any such arbitration proceeding.

5.   Termination.
          (a)  Employer shall have the right to terminate
Employee's employment at any time for cause for any of the
following reasons:
               (i)  Employee is convicted by a court of competent
          and final jurisdiction of any crime, whether or        not
          involving Employer, that constitutes a felony in the jurisdiction involved;
               (ii) Employee commits any act of fraud, misappropriation, embezzlement, unethical business conduct or other act of dishonesty against Employer, or shall materially breach a fiduciary obligation thereto; and/or
               (iii) Employee materially breaches this Employment Agreement or fails or refuses to perform any of his material duties as required by this Employment Agreement in any material respect.

Notwithstanding the provisions of this paragraph 5(a) and/or termination thereunder, Employer and Dycom shall pay to Employee his total compensation for a minimum of the first three (3) years of this Agreement without limitation including all benefits and perquisites.
          (b) Unless otherwise terminated earlier pursuant to the terms of this Employment Agreement, Employee's employment under this Employment Agreement will terminate upon Employee's death and may be terminated by Employer or Employee upon giving not less than thirty (30) days written notice to the other in the event that Employee, because of physical or mental disability or incapacity, is unable to perform Employee's duties hereunder for an aggregate of 180 working days during any 12-month period. All questions arising under this Employment Agreement as regards Employee's disability or incapacity shall be determined by a reputable physician mutually selected by Employer and Employee at the time such question arises. If Employer and Employee cannot agree upon the selection of a physician within a period of seven days after such question arises, then the chief of staff of University of Pennsylvania Hospital, Philadelphia, Pennsylvania shall be asked to select a physician to make such determination. The determination of the physician selected pursuant to the above provisions of this paragraph 5(b) as to such matters shall be conclusively binding upon the parties hereto. Notwithstanding the provisions of this
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paragraph 5(b) and/or termination thereunder, Employer and Dycom shall pay to Employee his total compensation for a minimum of the first three (3) years of this Agreement without limitation including all benefits and perquisites.
          (c) Employee may terminate this Employment Agreement if Employer materially breaches this Employment Agreement or any other agreement with Employee. For purposes of this paragraph 5, the Employer shall be deemed to have materially breached this Employment Agreement if (i) Employer fails to pay any portion of the compensation or provide Employee any employee benefit due Employee hereunder, (ii) Employer discharges Employee without cause, (iii) Employer materially breaches any other agreement with Employee or (iv) Employer materially and inappropriately changes the duties and responsibilities of Employee. If Employee shall terminate this Employment Agreement as provided in this paragraph 5(c) then, provided that Employer does not also have grounds to terminate this Employment Agreement for cause as defined in paragraph 5(a) hereof, Employee shall not be liable to Employer for any damages as a result thereof and shall not be bound by the provisions of paragraph 4(c) hereof.
          (d) In the event Employer terminates Employee's employment without cause as defined in paragraph 5(a) hereof, Employee shall receive as damages for breach of this Employment Agreement an amount equal to the total compensation Employee would have received had employment continued for the first thirty-six
(36) month term of this Employment Agreement.

     6.   Assignment and Succession.
          (a) The services to be rendered and obligations to be performed by Employee under this Employment Agreement are special and unique, and all such services and obligations and all of Employee's rights under this Employment Agreement are personal to the Employee and shall not be assignable or transferrable. In the event of Employee's death, however, Employee's personal representative shall be entitled to receive any and all payments then due under this Employment Agreement. Employer may assign this Employment Agreement to any subsidiary of the Employer or in connection with any merger or consolidation involving the Employer or a sale of substantially all of the assets of the Employer, as the case may be, provided that such successor shall assume (by contract or operation of law) all of Employer's obligations hereunder. In such event, Employee shall have the right to terminate this Employment Agreement and Employer and Dycom shall pay to Employee his total compensation for a minimum of the first three (3) years of this Agreement without limitation including all benefits and perquisites.
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          (b)  This Employment Agreement shall inure to the benefit
of and be binding upon and enforceable by the Employer, Dycom and the Employee and their respective successors, permitted assigns, heirs, legal representatives, executors, and administrators. If the Employer or Dycom shall be merged into or consolidated with another entity, the provisions of the Employment Agreement shall be binding upon and inure to the benefit of the entity surviving such merger or resulting from such consolidation. The Employer and Dycom will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Employer or Dycom, by agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Employment Agreement in the same manner that the Employer would be required to perform it if no such succession had taken place. The provisions of this paragraph 6(b) shall continue to apply to each subsequent employer of the Employee hereunder in the event of any subsequent merger, consolidation, or transfer of assets of such subsequent employer.

     7.   Notices.
     Any notice, request or other communication to be given by any party to this Employment Agreement shall be in writing and be sent by certified mail, postage prepaid, addressed to the parties as follows:

     If to Employer or Dycom:

     Mr. Thomas R. Pledger
     Dycom Industries, Inc.
     First Union Center
     4440 PGA Boulevard, Suite 600
     Palm Beach Gardens, Florida  33410

     with copies to:

     L. Frank Chopin, Esq.
     Chopin, Miller & Yudenfreund
     440 Royal Palm Way, Suite 200
     Palm Beach, Florida 33480






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     If to Employee:

     Mr. Thomas Polis
     Communications Construction Group, Inc.
     234 East Gay Street
     P.O. Box 561
     West Chester, PA  19380

     with copies to:

     Joseph T. Kelley, Jr., Esq.
     Kelley and Murphy
     Union Meeting Corporate Center V
     925 Harvest Drive, Suite 160
     Blue Bell, PA 19422


or to such other address as the parties respectively may designate by notice given in like manner, and any such notice, request or other communication shall be deemed to have given when mailed as described above.

     8.   Waiver of Breach.
     The waiver by Employer, Dycom or Employee of a breach of any provision of this Employment Agreement by another party shall not operate or be construed as a waiver by any other party of any subsequent breach.

     9.   Amendment.
     This Employment Agreement may be amended only by written instrument signed by all parties hereto.

     10.  Governing Law.
     This Employment Agreement shall be governed by the laws of the Commonwealth of Pennsylvania without giving effect to choice of law principles.

     11.  Partial invalidity.
     The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.




     12.  Entire Agreement
     All prior negotiations and agreements between the parties hereto with respect to the matters contained herein are superseded by this Employment Agreement, and there are no representations, warranties, understandings or agreements other than those expressly set forth herein.










































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     IN WITNESS WHEREOF, the parties have entered into this
Employment Agreement as of the date set forth above.


                              COMMUNICATIONS CONSTRUCTION
                              GROUP, INC.




                              By: /s/ Thomas Polis
                              Title:


                              DYCOM INDUSTRIES, INC.


                              By: /s/ Thomas R. Pledger
                                 Thomas R. Pledger
                                 Chairman of the Board and
                                 Chief Executive Officer


                                 /s/ Thomas Polis
                                 Thomas Polis, Individually